PICTET FUNDS
                                  ============
                                  (the "Trust")

                       Supplement dated September 5, 2003
                                       to
                         Prospectus dated April 30, 2003
                                       and
            Statement of Additional Information dated April 30, 2003




         THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

                        PICTET INTERNATIONAL EQUITY FUND

                                       AND

                            PICTET GLOBAL WATER FUND

         On September 4, 2003, the Trustees voted to liquidate the International Equity Fund and Global Water Fund. Accordingly, as of September 8, 2003, shares of International Equity Fund and Global Water Fund will no longer be offered, other than through dividend reinvestment.

         In connection with winding up its affairs and liquidating all the assets of International Equity Fund and Global Water Fund, these funds may depart from their stated investment policies and invest a substantial portion of their total assets in U.S. Government securities and other short-term debt instruments.

         It is expected that the liquidation will be completed by the end of the calendar year.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.